UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2017

RESOURCES CONNECTION, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-32113	33-0832424

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17101 Armstrong Avenue
Irvine, CA 92614
(Address of principal executive offices, including zip code)

(714) 430-6400
(Registrant’s telephone number, including area code)

Not Applicable
(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 5.07:       Submission of Matters to a Vote of Security Holders.

The 2017 annual meeting of stockholders of the Company was held on October 19, 2017.  Results of the voting at the annual meeting of stockholders are set forth below.

Election of Directors.  The stockholders elected the following three directors to hold office for a three-year term expiring at the 2020 annual meeting of stockholders or until their successors are duly elected and qualified. The voting results were as follows:

Director	Votes For	Votes Against	Votes Abstain	Broker Non-Votes

Robert F Kistinger	25,057,855	75,104	9,902	3,151,774
Jolene Sarkis	24,880,295	252,666	9,902	3,151,772
Anne Shih	24,887,341	246,045	9,477	3,151,772

Appointment of RSM US LLP as Independent Registered Public Accounting Firm.  The stockholders ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year.  The voting results were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
28,279,669	10,103	4,863	-

Advisory Vote on Named Executive Officer Compensation.  The stockholders voted to approve, on an advisory basis, the named executive officer compensation described in the proxy statement for the annual meeting of stockholders.  The voting results were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
24,754,926	330,397	57,537	3,151,775

Advisory Vote on Frequency of Future Advisory Votes on Named Executive Officer Compensation. The stockholders voted to approve, on an advisory basis, the frequency alternative of “every 1 year” for the approval, on an advisory basis, of the named executive officer compensation.  The voting results were as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Vote
18,573,723	83,684	6,431,163	54,292	3,151,773

Item 8.01       Other Events.

On October 19, 2017, the Board of the Company declared a regular quarterly dividend of $0.12 per share on the Company’s common stock.  The dividend is payable on December 14, 2017, to shareholders of record on November 16, 2017 (with an ex-dividend date of November 14, 2017).  The Company’s Board will assess and approve future dividends quarterly.

Item 9.01       Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release entitled “Resources Global Professionals Announces Quarterly Dividend Payment Date,” issued October 24, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCES CONNECTION, INC.

	By:	/s/ Kate W. Duchene
October 24, 2017		Name:	Kate W. Duchene
		Title:	Chief Executive Officer